
   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1997

                                                       REGISTRATION NO. 33-34044
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                                   MAPCO INC.
             (Exact name of Registrant as specified in its charter)

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
                   DELAWARE                                      73-0705739
         (State or other jurisdiction                         (I.R.S. Employer
      of incorporation or organization)                     Identification No.)
         1800 SOUTH BALTIMORE AVENUE                       DAVID W. BOWMAN, ESQ.
            TULSA, OKLAHOMA 74119                      SENIOR VICE PRESIDENT, GENERAL
                (918) 581-1800                             COUNSEL AND SECRETARY
 (Address, including zip code, and telephone                     MAPCO INC.
 number, including area code, or registrant's           1800 SOUTH BALTIMORE AVENUE
         principal executive offices)                      TULSA, OKLAHOMA 74119
                                                               (918) 581-1800
                                                  (Name, address, including zip code, and
                                                   telephone number, including area code,
                                                           of agent for service)

                             ---------------------

                  Please send copies of all communications to:

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
              FRANCI J. BLASSBERG, ESQ.                             ANDREW D. SOUSSLOFF, ESQ.
                DEBEVOISE & PLIMPTON                                   SULLIVAN & CROMWELL
                  875 THIRD AVENUE                                      125 BROAD STREET
              NEW YORK, NEW YORK 10022                              NEW YORK, NEW YORK 10004
                   (212) 909-6000                                        (212) 558-3681
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                             ---------------------

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

     If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
================================================================================

                          DEREGISTRATION OF SECURITIES

     MAPCO Inc. (the "Registrant") by this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 (No. 33-34044) originally filed with the Securities Exchange Commission on April 2, 1990 (the "Registration Statement"), hereby withdraws from registration under the Securities Act of 1933, as amended, unsecured debt securities (the "Debt Securities") with an aggregate principal amount equal to U.S. $47,000,000, registered under the Registration Statement.

                           REASON FOR DEREGISTRATION

     The Registrant no longer intends to offer or sell the Debt Securities pursuant to the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on the 25th day of February, 1997.

                                            MAPCO INC.

                                            By:      /s/ DAVID W. BOWMAN

                                            ------------------------------------
                                              (Senior Vice President, General
                                                   Counsel and Secretary)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of February, 1997.

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
                      SIGNATURE                                                TITLE
                      ---------                                                -----

                          *                            Chairman of the Board, President and Chief Executive
-----------------------------------------------------    Officer (Principal Executive Officer)
                  (James E. Barnes)

                          *                            Executive Vice President and Chief Financial Officer
-----------------------------------------------------    (Principal Financial Officer)
                 (Philip W. Baxter)

                          *                            Vice President, Controller and Tax Counsel (Principal
-----------------------------------------------------    Accounting Officer)
              (Gordon E. Schaechterie)
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                                   DIRECTORS

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
                          *                            *
-----------------------------------------------------    ---------------------------------------------------
               (Harry A. Fischer, Jr.)                   (Donald L. Mellish)

                          *                            *
-----------------------------------------------------    ---------------------------------------------------
                  (Donald P. Hodel)                      (Robert L. Parker)

                          *                            *
-----------------------------------------------------    ---------------------------------------------------
                (Malcolm T. Hopkins)                     (Herman J. Schmidt)

                          *                            *
-----------------------------------------------------    ---------------------------------------------------
                 (Frank T. MacInnis)                     (Samuel F. Segnar)

              *By: /s/ DAVID W. BOWMAN
  ------------------------------------------------
                  (David W. Bowman,
                  Attorney-in-Fact)
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